Exhibit 99.1

Virgin Galactic Announces Fourth Quarter and Full Year 2022 Financial Results and Provides Business Update

•Commercial Service Remains on Track for Q2 2023
•Enhancements to VMS Eve and VSS Unity Complete
•VMS Eve Has Returned to Spaceport America to Begin Flights with VSS Unity

ORANGE COUNTY, CALIFORNIA. – February 28, 2023 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the fourth quarter and full year ended December 31, 2022 and provided a business update.

Michael Colglazier, Chief Executive Officer of Virgin Galactic said “It is great to see our mothership back in the skies, and we are thrilled to have VMS Eve rejoin spaceship Unity back home at Spaceport America. With our enhancement program complete and validation flights underway, we remain on track to launch commercial service in the second quarter of 2023. Our near-term objective for commercial spaceline operations is to safely deliver recurring flights with our current ships while providing an unrivaled experience for private astronauts and researchers.”

Fourth Quarter 2022 Financial Highlights
•Cash position remains strong, with cash and cash equivalents and marketable securities of $980 million as of December 31, 2022.
•Net loss of $151 million, compared to a $81 million net loss in the fourth quarter of 2021.
•GAAP selling, general and administrative expenses of $47 million, compared to $38 million in the fourth quarter of 2021. Non‐GAAP selling, general and administrative expenses of $39 million in the fourth quarter of 2022, compared to $29 million in the fourth quarter of 2021.
•GAAP research and development expenses of $103 million, compared to $40 million in the fourth quarter of 2021. Non‐GAAP research and development expenses of $99 million in the fourth quarter of 2022, compared to $36 million in the fourth quarter of 2021.
•Adjusted EBITDA totaled $(133) million, compared to $(65) million in the fourth quarter of 2021.
•Net cash used in operating activities totaled $131 million, compared to $65 million in the fourth quarter of 2021.
•Cash paid for capital expenditures totaled $4 million, compared to $2 million in the fourth quarter of 2021.
•Free cash flow totaled $(135) million, compared to $(67) million in the fourth quarter of 2021.
•Generated $3.8 million in gross proceeds through the issuance of 0.7 million shares of common stock as part of the Company's at-the-market offering program announced on August 4, 2022.

Full Year 2022 Financial Highlights
•Net loss of $500 million, compared to a $353 million net loss in 2021.
•GAAP selling, general and administrative expenses of $175 million, compared to $167 million in 2021. Non-GAAP selling, general and administrative expenses of $143 million, compared to $121 million in 2021.
•GAAP research and development expenses of $314 million, compared to $144 million in 2021. Non-GAAP research and development expenses of $300 million, compared to $129 million in 2021.
•Adjusted EBITDA totaled $(431) million, compared to $(245) million in 2021.
•Net cash used in operating activities totaled $380 million, compared to $231 million in 2021.
•Cash paid for capital expenditures totaled $16 million, compared to $5 million in 2021
•Free cash flow totaled $(397) million, compared to $(235) million in 2021.
•Generated $103.3 million in gross proceeds through the issuance of 16.3 million shares of common stock as part of the Company's at-the-market offering program announced on August 4, 2022.
•Generated $425 million in gross proceeds through the issuance of convertible senior notes on January 19, 2022.

Recent Updates and Full Year Business Highlights
•Commercial service remains on track for Q2 2023.
•On November 2, 2022, announced Bell Textron and Qarbon Aerospace as primary suppliers to provide major subassemblies for Delta Class spaceships.
•On August 2, 2022, announced land in New Mexico secured for a new astronaut campus and training facility.
•On July 14, 2022, announced new final assembly manufacturing facility in Mesa, Arizona for the Delta Class spaceships.
•On July 6, 2022, announced agreement with Aurora Flight Sciences to build the next generation motherships.

Financial Guidance
The following forward-looking statements reflect our expectations for the first quarter of 2023 as of February 28, 2023 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Forecasted free cash flow for the first quarter of 2023 is expected to be in the range of $(135) million to $(145) million.

Non-GAAP Financial Measures
In addition to the Company's results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 844 200 6205 or +1 646 904 5544 and enter the conference ID number 237767. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It is developing a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, expected flight schedule, timing of commercial launch, completion of our Delta class spaceship and motherships, our objectives for future operations and the Company’s financial forecasts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Fourth Quarter 2022 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except for per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021

Revenue	$869	$141	$2,312	$3,292

Operating expenses:
Customer experience	1,169	2	1,906	272
Selling, general and administrative	47,298	38,311	175,118	166,814
Research and development	102,596	40,226	314,174	144,223
Depreciation and amortization	3,117	2,883	11,098	11,518
Total operating expenses	154,180	81,422	502,296	322,827

Operating loss	(153,311)	(81,281)	(499,984)	(319,535)

Interest income	6,175	423	12,502	1,208
Interest expense	(3,206)	(6)	(12,130)	(25)
Change in fair value of warrants	—	—	—	(34,650)
Other income, net	51	72	58	182
Loss before income taxes	(150,291)	(80,792)	(499,554)	(352,820)
Income tax expense	529	5	598	79
Net loss	(150,820)	(80,797)	(500,152)	(352,899)
Other comprehensive income (loss):
Foreign currency translation adjustment	167	118	(146)	129
Unrealized gain (loss) on marketable securities	2,916	(1,566)	(5,311)	(2,003)
Total comprehensive loss	$(147,737)	$(82,245)	$(505,609)	$(354,773)

Net loss per share:
Basic and diluted	$(0.55)	$(0.31)	$(1.89)	$(1.43)

Weighted-average shares outstanding:
Basic and diluted	274,902	257,888	263,947	247,619

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$302,291	$524,481
Restricted cash	40,336	25,549
Marketable securities, short-term	606,716	79,418
Inventories	24,043	29,668
Prepaid expenses and other current assets	28,228	19,476
Total current assets	1,001,614	678,592
Marketable securities, long-term	30,392	301,463
Property, plant and equipment, net	53,658	47,498
Other non-current assets	54,274	41,281
Total assets	$1,139,938	$1,068,834
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	16,326	9,237
Accrued liabilities	61,848	28,787
Customer deposits	102,647	90,863
Other current liabilities	3,232	2,636
Total current liabilities	184,053	131,523
Non-current liabilities:
Convertible senior notes, net	415,720	—
Other long-term liabilities	59,942	43,047
Total liabilities	659,715	174,570
Stockholders' Equity
Preferred stock	—	—
Common stock	28	26
Additional paid-in capital	2,111,316	2,019,750
Accumulated deficit	(1,623,795)	(1,123,643)
Accumulated other comprehensive loss	(7,326)	(1,869)
Total stockholders' equity	480,223	894,264
Total liabilities and stockholders' equity	$1,139,938	$1,068,834

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(150,820)	$(80,797)	$(500,152)	$(352,899)
Stock-based compensation	11,221	13,101	45,709	61,805
Depreciation and amortization	3,123	2,883	11,098	11,518
Amortization of debt issuance costs	532	—	1,998	—
Change in fair value of warrant liability	—	—	—	34,650
Other non-cash items	538	53	10,800	11
Change in operating assets and liabilities:
Inventories	(1,192)	(363)	5,625	815
Other current and non-current assets	(5,063)	(9,807)	(2,810)	(3,465)
Accounts payable and accrued liabilities	11,323	6,111	35,151	7,935
Customer deposits	(1,324)	5,504	11,784	7,652
Other current and long-term liabilities	420	(1,811)	556	1,215
Net cash used in operating activities	(131,242)	(65,126)	(380,241)	(230,763)
Cash flows from investing activities:
Capital expenditures	(4,183)	(2,183)	(16,489)	(4,635)
Purchases of marketable securities	(99,620)	(96,752)	(704,565)	(382,884)
Proceeds from maturities and calls of marketable securities	140,277	—	434,889	—
Net cash provided by (used in) investing activities	36,474	(98,935)	(286,165)	(387,519)
Cash flows from financing activities:
Payments of finance lease obligations	(102)	(35)	(234)	(140)
Proceeds from convertible senior notes	—	—	425,000	—
Debt issuance costs	—	—	(11,278)	—
Purchase of capped call	—	—	(52,318)	—
Repayment of commercial loan	—	—	(310)	(310)
Proceeds from issuance of common stock	3,753	—	103,326	500,000
Proceeds from issuance of common stock pursuant to stock options exercised	—	1,124	49	19,980
Withholding taxes paid on behalf of employees on net settled stock-based awards	(505)	(7,622)	(3,984)	(23,401)
Transaction costs related to issuance of common stock	(111)	(19)	(1,248)	(6,772)
Net cash provided by (used in) financing activities	3,035	(6,552)	459,003	489,357

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net decrease in cash, cash equivalents and restricted cash	(91,733)	(170,613)	(207,403)	(128,925)
Cash, cash equivalents and restricted cash at beginning of period	434,360	720,643	550,030	678,955
Cash, cash equivalents and restricted cash at end of period	$342,627	$550,030	$342,627	$550,030

Cash and cash equivalents	$302,291	$524,481	$302,291	$524,481
Restricted cash	40,336	25,549	40,336	25,549
Cash, cash equivalents and restricted cash	$342,627	$550,030	$342,627	$550,030

USE OF NON-GAAP FINANCIAL MEASURES

This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general and administrative expenses, non-GAAP research and development expenses and free cash flow. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general and administrative expenses as selling, general and administrative expenses other than stock-based compensation and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. It defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of net loss to Adjusted EBITDA for the three months ended December 31, 2022 and 2021 and years ended December 31, 2022 and 2021, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net loss	$(150,820)	$(80,797)	$(500,152)	$(352,899)
Income tax expense	529	5	598	79
Interest expense	3,206	6	12,130	25
Depreciation and amortization	3,117	2,883	11,098	11,518
EBITDA	(143,968)	(77,903)	(476,326)	(341,277)
Stock-based compensation	11,221	13,101	45,709	61,805
Change in fair value of warrants	—	—	—	34,650
Adjusted EBITDA	$(132,747)	$(64,802)	$(430,617)	$(244,822)

A reconciliation of selling, general and administrative expenses to non-GAAP selling, general and administrative expenses for the three months ended December 31, 2022 and 2021 and years ended December 31, 2022 and 2021, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Selling, general and administrative expenses	$47,298	$38,311	$175,118	$166,814
Stock-based compensation	7,887	9,177	31,955	46,181
Non-GAAP selling, general and administrative expenses	$39,411	$29,134	$143,163	$120,633

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended December 31, 2022 and 2021 and years ended December 31, 2022 and 2021, respectively, are set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Research and development expenses	$102,596	$40,226	$314,174	$144,223
Stock-based compensation	3,334	3,924	13,754	15,624
Non-GAAP research and development expenses	$99,262	$36,302	$300,420	$128,599
The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the three months ending March 31, 2023 (in thousands):

Forecasted Range

Net cash used in operating activities	$(127,000)-$(133,000)
Capital expenditures	$(8,000)-$(12,000)
Free cash flow	$(135,000)-$(145,000)
_______________
For media inquiries:
Aleanna Crane - Vice President, Communications
Virgingalacticpress@virgingalactic.com
575.800.4422

For investor inquiries:

Eric Cerny - Vice President, Investor Relations
vg-ir@virgingalactic.com
949.774.7637